Table of Contents

      USAA Family of Funds                                     1
      Message from the President                               2
      Investment Review                                        4
      Message from the Managers                                5
      Financial Information:
         Distributions to Shareholders                         8
         Independent Auditors' Report                          9
         Portfolio of Investments                             10
         Notes to Portfolio of Investments                    15
         Statement of Assets and Liabilities                  16
         Statement of Operations                              17
         Statements of Changes in Net Assets                  18
         Notes to Financial Statements                        19




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Balanced Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.


USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.



Message from the President

A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

    "It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.

If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.


Investment Review

USAA BALANCED STRATEGY FUND

OBJECTIVE: To seek high total return, with a reduced risk over time, through an asset allocation strategy which seeks a combination of long-term growth of capital and current income.


-------------------------------------------------------------------------------
                                            5/31/98               5/31/97
===============================================================================
  Net Assets                             $70.0 Million        $34.6 Million
  Net Asset Value Per Share                 $13.46                $12.11
===============================================================================

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/98
-------------------------------------------------------------------------------
               1 Year               Since Inception on 9/1/95
               16.82%                         15.30%
-------------------------------------------------------------------------------


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund, S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index for the period of 9/1/95 to 05/31/98. The data points from the graph are as follows:

               USAA Balanced        S&P 500         Lehman        Lipper
               Strategy Fund         Index           Index        Average
            -----------------     ----------        -------      --------

9/1/95            10,000            10,000           10,000       10,000
12/95             10,324            11,049           10,528       10,649
06/96             10,648            11,163           10,400       11,200
12/96             11,713            13,584           10,910       12,131
06/97             13,032            16,382           11,247       13,414
12/97             13,945            18,114           11,963       14,521
05/98             14,820            20,493           12,328       15,584

Data since inception on 9/1/95 through 5/31/98


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Balanced Funds Average is the average of all balanced funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.




                           Message from the Managers


[PHOTOGRAPHS OF THE FOLLOWING PORTFOLIO MANAGERS APPEARS HERE:
      R. David Ullom, CFA (Allocation Manager, Stocks)
      Pamela K. Bledsoe, CFA (Money Market Instruments) and
                Paul H. Lundmark, CFA (Bonds).


FUND OVERVIEW
Since the Balanced Strategy Fund's inception on September 1, 1995, we have maintained an allocation strategy of 55% - 60% equities and 35% - 40% bonds, with a minimal allocation to cash. Over the latest reporting period, the allocation to equities has moved slightly above the 60% level. Although this change is minor, it does reflect a more positive attitude toward equities relative to bonds.

Even though the Fund has generated a reasonable return over the latest fiscal year, we are not satisfied with the results. In particular, the performance of the equity sector of the Fund has not kept pace with the overall market averages. As discussed below in the stock section, several of our equity holdings have suffered from perceived or real exposure to the economies of Southeast Asia. Our bond allocation performed in line with the major bond averages, given our tiered approach to investing in bonds with different maturities. A further discussion of results and our outlook for the allocation sectors follows.

STOCKS
Performance within the equity allocation of the Fund continues to be constrained by holdings with real or perceived exposure to the markets of Southeast Asia. The economies of several Southeast Asian countries continue to exhibit deteriorating economic growth and lower currency valuations relative to the U.S. dollar. As a result, equity holdings in metals (aluminum and metals/mining) and various capital goods industries (aerospace, electrical equipment, and machinery) have suffered.

Other stocks that have hindered the performance of the equity sector of the Balanced Strategy Fund include Brunswick and Weyerhaeuser, both of which have some exposure to Asia, but in countries that appear to be more stable. Weyerhaeuser exports logs to Japan, which is currently undergoing a downturn in housing, while Brunswick sells selected leisure products to China. The drop in crude oil prices over the past year has also hurt various energy holdings of the Fund (Unocal, Helmerich & Payne, Apache, and Sonat). Finally, litigation and congressional hearings have hurt our tobacco holdings. In the case of our energy exposure, we believe the shares represent attractive values given the continued economic growth in most developed countries throughout the world.

Our largest contributors to the appreciation of the Balanced Strategy Fund were in the areas of retailing (Sears, J.C. Penney, and May*), financials (banks, finance - diversified, and selected insurance companies), healthcare (American Home Products), selected technology companies (Lucent, Cisco, and Xerox Corp.), and telecommunication companies. If there has been one theme to stocks that have outperformed the market, it has been that they have little or no earnings exposure to Southeast Asia.

In keeping with our value orientation for selecting investments, we have added to our holdings of companies with earnings exposure to Southeast Asia, where we believe the shares have been unduly punished. Such companies include Fluor Corp. (engineering and construction) and Intel (semiconductors). We believe that these economies will recover.

We have also added to our holdings in drugs and healthcare in general as the demographic trends in the developed countries of the world favor increased consumption of pharmaceutical products. Finally, we have adjusted some of our holdings in the financial area by lowering our exposure to insurance and diversified financials while increasing our exposure to banks.

BONDS
The Fund's bond sector is included to lower volatility and provide current income. There has been no dramatic change in the maturity of the Fund since the last report. We believe that trying to predict where interest rates are going is a futile effort. The emphasis remains on finding bonds that represent value in terms of risk and reward.

Since the last report, we have increased the percentage of AAA-rated securities that will perform potentially well if interest rates remain unchanged or go higher. These instruments are defensive in nature and balance the other bonds in the portfolio that will do well in a decreasing interest rate environment.

The best performing holdings were Health Care Property Investors, Tele-Communications, and Kmart. Our investments in MacSaver Financial and Great Atlantic & Pacific underperformed because of weakness in their operations. However, we continue to hold these bonds because they are addressing their financial problems and have a potentially bright outlook.


* Sold out prior to the end of the reporting period.



MONEY MARKET INSTRUMENTS
As a percentage of the Fund's net assets on May 31, 1998, money market instruments, comprised of U.S. Government agency discount notes, totalled 2.7%. These holdings are to provide liquidity to meet redemptions or fund the movement into other stock or bond holdings.



ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 1998 of the USAA Balanced Strategy Fund to be:

Stocks 60.3%*, Bonds 36.1%*, and Money Market Instruments 2.7%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.





-------------------------------------
         TOP 10 EQUITY HOLDINGS
           (% OF NET ASSETS)

  Sears, Roebuck                 1.5
  B.F. Goodrich                  1.4
  Boeing                         1.4
  Lear                           1.3
  Morgan Stanley, Dean Witter,
   Discover & Company            1.3
  Pharmacia & Upjohn             1.3
  American Home Products         1.2
  Bell Atlantic                  1.2
  Ball                           1.1
  Humana                         1.1
-------------------------------------

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 10 for a complete listing of the Portfolio of Investments in Securities.


Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.


                 Ordinary  income                   $ .43*
                 Long-term  capital gains - 20%       .08
                 Long-term capital gains - 28%        .13
                                                    -----
                  Total                             $ .64
                                                    =====


33.01% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.




Independent Auditors' Report

The Shareholders and Board of Trustees

USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Balanced Strategy Fund, a series of the USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with generally accepted accounting principles.



                                               KPMG Peat Marwick LLP


San Antonio, Texas
July 2, 1998


USAA BALANCED STRATEGY FUND
PORTFOLIO OF INVESTMENTS

May 31, 1998


                                                                         Market
     Number                                                               Value
    of Shares                       Security                              (000)
-------------------------------------------------------------------------------

                                 STOCKS (60.3%)
-------------------------------------------------------------------------------
               Aerospace/Defense (1.4%)
     20,000    Boeing Co.                                                $  952
               Airlines (0.7%)
      3,000    AMR Corp.*                                                   462
-------------------------------------------------------------------------------
               Aluminum (0.9%)
      8,700    Aluminum Co. of America                                      604
-------------------------------------------------------------------------------
               Automobiles (0.9%)
     12,000    Ford Motor Co.                                               622
-------------------------------------------------------------------------------
               Auto Parts (2.2%)
     33,000    Intermet Corp.                                               644
     17,000    Lear Corp.*                                                  907
-------------------------------------------------------------------------------
                                                                          1,551
-------------------------------------------------------------------------------

               Banks - Major Regional (1.0%)
     12,000    PNC Bank Corp.                                               693
-------------------------------------------------------------------------------
               Banks - Money Center (1.6%)
      6,700    BankAmerica Corp.                                            554
      4,500    Bankers Trust Corp.                                          556
-------------------------------------------------------------------------------
                                                                          1,110
-------------------------------------------------------------------------------

               Beverages - Alcoholic (0.9%)
     14,000    Anheuser-Busch Companies, Inc.                               643
-------------------------------------------------------------------------------

               Chemicals (1.8%)
      7,000    Dow Chemical Co.                                             678
     18,100    Millennium Chemicals, Inc.                                   573
-------------------------------------------------------------------------------
                                                                          1,251
-------------------------------------------------------------------------------

               Chemicals - Diversified (1.4%)
     18,500    B.F. Goodrich Co.                                            948
-------------------------------------------------------------------------------

               Communication Equipment (0.8%)
      8,014    Lucent Technologies, Inc.                                    568
-------------------------------------------------------------------------------

               Computer - Networking (0.9%)
      8,000    Cisco Systems, Inc.*                                         605
-------------------------------------------------------------------------------

               Consumer Jewelry and Novelties - Miscellaneous (0.8%)
     12,100    American Greetings Corp.                                     575
-------------------------------------------------------------------------------

               Containers - Metals & Glass (1.1%)
     20,000    Ball Corp.                                                   789
-------------------------------------------------------------------------------

               Drugs (1.3%)
     20,000    Pharmacia & Upjohn, Inc.                                     884
-------------------------------------------------------------------------------

               Electric Utilities (1.3%)
     17,000    Houston Industries, Inc.                                     487
     14,000    PG & E Corp.                                                 441
-------------------------------------------------------------------------------
                                                                            928
-------------------------------------------------------------------------------

               Electrical Equipment (0.8%)
     10,000    Rockwell International Corp.                                 550
-------------------------------------------------------------------------------

               Electronics - Semiconductors (1.1%)
      8,000    Intel Corp.                                                  571
     10,000    National Semiconductor Corp.*                                163
-------------------------------------------------------------------------------
                                                                            734
-------------------------------------------------------------------------------

               Engineering & Construction (1.0%)
     15,000    Fluor Corp.                                                  715
-------------------------------------------------------------------------------

               Equipment - Semiconductors (0.6%)
     13,500    Applied Materials, Inc.*                                     432
-------------------------------------------------------------------------------

               Finance - Consumer (1.0%)
      9,344    Associates First Capital Corp. "A"                           699
-------------------------------------------------------------------------------

               Finance - Diversified (1.9%)
     11,200    Morgan Stanley, Dean Witter, Discover & Co.                  874
      6,400    PMI Group, Inc.                                              481
-------------------------------------------------------------------------------
                                                                          1,355
-------------------------------------------------------------------------------

               Foods (0.9%)
      5,600    Ralston Purina Group                                        623
-------------------------------------------------------------------------------

               Healthcare - Diversified (1.2%)
     18,000    American Home Products Corp.                                870
-------------------------------------------------------------------------------

               Healthcare - HMOs (1.9%)
     25,000    Humana, Inc.*                                               777
      7,000    Pacificare Health Systems, Inc.*                            564
------------------------------------------------------------------------------
                                                                         1,341
------------------------------------------------------------------------------

               Heavy Duty Trucks & Parts (0.8%)
      9,000    Aeroquip Vickers, Inc.                                      556
------------------------------------------------------------------------------

               Homebuilding (0.7%)
     25,700    Walter Industries, Inc.*                                    492
------------------------------------------------------------------------------

               Household Products (1.1%)
     15,000    Kimberly-Clark Corp.                                        743
------------------------------------------------------------------------------

               Insurance - Life/Health (0.7%)
      6,000    Aetna, Inc.                                                 469
------------------------------------------------------------------------------

               Insurance - Multi-Line Companies (0.9%)
      5,000    American International Group, Inc.                          619
------------------------------------------------------------------------------

               Insurance - Property/Casualty (2.1%)
      4,000    Allstate Corp.                                              376
     15,400    Everest Reinsurance Holdings, Inc.                          599
      9,100    Highlands Insurance Group, Inc.*                            190
      8,000    Travelers Property Casualty Corp.                           333
------------------------------------------------------------------------------
                                                                         1,498
------------------------------------------------------------------------------

               Leisure Time (0.8%)
     17,000    Brunswick Corp.                                             534
------------------------------------------------------------------------------

               Machinery - Diversified (1.7%)
     12,500    Deere & Co.                                                 648
     17,673    Flowserve Corp.                                             513
------------------------------------------------------------------------------
                                                                         1,161
------------------------------------------------------------------------------

               Manufacturing - Diversified Industries (0.8%)
      8,500    Hillenbrand Industries, Inc.                                525
------------------------------------------------------------------------------

               Manufacturing - Specialized (0.9%)
     12,800    Avery Dennison Corp.                                        663
------------------------------------------------------------------------------

               Medical Products & Supplies (0.9%)
     13,000    Bausch & Lomb, Inc.                                         648
------------------------------------------------------------------------------

               Metals/Mining (0.5%)
     18,000    Inco Ltd.                                                   259
      4,500    Titanium Metals Corp.                                       109
------------------------------------------------------------------------------
                                                                           368
------------------------------------------------------------------------------

               Natural Gas Utilities (0.8%)
     13,500    Sonat, Inc.                                                 529
------------------------------------------------------------------------------

               Oil - Domestic Integrated (1.7%)
     24,000    Occidental Petroleum Corp.                                  663
     15,000    Unocal Corp.                                                534
------------------------------------------------------------------------------
                                                                         1,197
------------------------------------------------------------------------------

               Oil - International Integrated (0.8%)
     10,000    Texaco, Inc.                                                578
------------------------------------------------------------------------------

               Oil & Gas - Drilling/Equipment (1.1%)
     22,000    Helmerich & Payne, Inc.                                     555
      2,300    Schlumberger Ltd.                                           180
------------------------------------------------------------------------------
                                                                           735
------------------------------------------------------------------------------

               Oil & Gas - Exploration & Production (0.7%)
     15,000    Apache Corp.                                                513
------------------------------------------------------------------------------

               Paper & Forest Products (1.5%)
     42,300    Unisource Worldwide, Inc.                                   542
     10,500    Weyerhaeuser Co.                                            533
------------------------------------------------------------------------------
                                                                         1,075
------------------------------------------------------------------------------

               Photography - Imaging (0.9%)
      6,000    Xerox Corp.                                                 617
------------------------------------------------------------------------------

               Publishing (0.8%)
     16,500    Houghton Mifflin Co.                                        573
------------------------------------------------------------------------------

               Railroads/Shipping (0.9%)
     20,500    Norfolk Southern Corp.                                      642
------------------------------------------------------------------------------

               Real Estate Investment Trusts (1.2%)
     15,000    Felcor Suite Hotels, Inc.                                   517
      9,500    Highwoods Properties, Inc.                                  313
------------------------------------------------------------------------------
                                                                           830
------------------------------------------------------------------------------

               Retail - Department Stores (0.9%)
      9,000    J.C. Penney Company, Inc.                                   646
------------------------------------------------------------------------------

               Retail - General Merchandising (1.5%)
     17,500    Sears, Roebuck & Co.                                      1,082
------------------------------------------------------------------------------

               Services - Commercial & Consumer (0.8%)
     17,000    Dun & Bradstreet Corp.                                      574
------------------------------------------------------------------------------

               Specialty Printing (0.2%)
      4,600    Deluxe Corp.                                                154
------------------------------------------------------------------------------

               Telecommunications - Long Distance (1.9%)
     12,000    AT&T Corp.                                                  730
      9,700    Sprint Corp.                                                696
------------------------------------------------------------------------------
                                                                         1,426
------------------------------------------------------------------------------

               Telephones (1.9%)
      8,800    Bell Atlantic Corp.                                         806
      9,000    GTE Corp.                                                   525
------------------------------------------------------------------------------
                                                                         1,331
------------------------------------------------------------------------------

               Tobacco (1.3%)
     15,000    Philip Morris Companies, Inc.                               561
      9,000    Universal Corp.                                             338
------------------------------------------------------------------------------
                                                                           899
------------------------------------------------------------------------------

               Waste Management (0.1%)
        500    Waste Management, Inc.                                       16
------------------------------------------------------------------------------
               Total stocks (cost: $34,417)                             42,197
------------------------------------------------------------------------------






    Principal
     Amount
     (000)
 ---------------
                                  BONDS (36.1%)
  $   1,000    Corporacion Andina De Fomento (Venezuela), 7.38%, 7/21/00           1,020
      2,000    First Union Commercial Mortgage Trust II, 6.60%, 11/18/29           2,050
      1,000    FirstPlus Home Loan Owner Trust, Series 1997-4, Class A-5,
                 6.62%, 9/10/15                                                    1,012
      1,000    FirstPlus Home Loan Owner Trust, Series 1998-1, Class A-5,
                 6.25%, 11/10/16                                                   1,001
      1,000    Glenborough Realty Trust, Inc., 7.63%, 3/15/05 a                    1,004
      1,000    Great Atlantic & Pacific Tea, Inc., 7.70%, 1/15/04                  1,017
      1,000    Health & Retirement Property Trust, 6.70%, 2/23/05                    997
      1,000    Health Care Property Investors, Inc., 6.50%, 2/15/06                1,003
        900    Kmart Corp., 7.95%, 2/01/23                                           915
      1,000    MacSaver Financial Services, Inc., 7.40%, 2/15/02                     973
      1,000    Merita Bank Ltd. (Finland), 6.50%, 1/15/06                          1,006
      1,000    Nationwide Health Property Inc., 7.25%, 4/01/02                     1,034
      1,000    Tele-Communications, Inc., 8.25%, 1/15/03                           1,076
      1,000    Union Planters Bank National Association, 6.50%, 3/15/18              997
      1,000    Washington Real Estate Investment Trust, 7.25%, 8/13/06             1,040
      1,000    Waste Management, Inc., 6.38%, 12/01/03                             1,001
      1,000    WorldCom, Inc., 7.55%, 4/01/04                                      1,060
        915    Federal National Mortgage Association, Series 1997-72 CB,
                 9.00%, 9/18/23                                                      961
      1,886    Federal National Mortgage Association, Series 97-79 U,
                 9.00%, 11/18/24                                                   1,985
        981    Federal Home Loan Mortgage Corp., Series 98-7 H, 9.00%, 3/18/25     1,055
        972    Federal National Mortgage Association, Series 1997-89 N,
                 9.50%, 12/20/22                                                   1,057
      1,007    Federal National Mortgage Association, Series 1997-72 CA,
                 9.50%, 9/18/23                                                    1,071
        984    Government National Mortgage Assn., 6.50%, 9/20/27                    978
----------------------------------------------------------------------------------------
               Total bonds (cost: $25,018)                                        25,313
----------------------------------------------------------------------------------------

                         MONEY MARKET INSTRUMENTS (2.7%)
      1,913    Federal Home Loan Bank, 5.38%, 6/01/98  (cost: $1,913)              1,913
----------------------------------------------------------------------------------------
               Total investments (cost: $61,348)                                 $69,423
========================================================================================



-----------------------
* Non-income producing.




USAA BALANCED STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 3.5% of net assets at May 31, 1998.



SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

See accompanying notes to financial statements.




USAA BALANCED STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
May 31, 1998




ASSETS
   Investments in securities, at market value (identified
     cost of $61,348)                                                  $69,423
   Cash                                                                     77
   Receivables:
      Capital shares sold                                                   60
      Dividends and interest                                               454
      Securities sold                                                      405
                                                                       -------
         Total assets                                                   70,419
                                                                       -------


LIABILITIES
   Securities purchased                                                    308
   Capital shares redeemed                                                  11
   USAA Investment Management Company                                        8
   USAA Transfer Agency Company                                              3
   Accounts payable and accrued expenses                                    43
                                                                       -------
         Total liabilities                                                 373
                                                                       -------
            Net assets applicable to capital shares outstanding        $70,046
                                                                       =======


REPRESENTED BY:
   Paid-in capital                                                     $60,734
   Accumulated undistributed net investment income                         337
   Accumulated net realized gain on investments                            900
   Net unrealized appreciation of investments                            8,075
                                                                       -------
            Net assets applicable to capital shares outstanding        $70,046
                                                                       =======
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       5,205
                                                                       =======
   Net asset value, redemption price, and offering price per share     $ 13.46
                                                                       =======

See accompanying notes to financial statements.




USAA BALANCED STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998



Net investment income:
   Income (net of foreign taxes withheld of $2):
      Dividends                                                         $  547
      Interest                                                           1,420
                                                                        ------
         Total income                                                    1,967
                                                                        ------
   Expenses:
      Management fees                                                      360
      Transfer agent's fees                                                117
      Custodian's fees                                                      47
      Postage                                                                8
      Shareholder reporting fees                                             6
      Trustees' fees                                                         4
      Registration fees                                                     58
      Professional fees                                                     25
      Other                                                                  7
                                                                        ------
         Total expenses before reimbursement                               632
      Expenses reimbursed                                                  (35)
                                                                        ------
         Total expenses after reimbursement                                597
                                                                        ------
            Net investment income                                        1,370
                                                                        ------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                      1,470
   Change in net unrealized appreciation/depreciation of investments     4,029
                                                                        ------
            Net realized and unrealized gain                             5,499
                                                                        ------
Increase in net assets resulting from operations                        $6,869
                                                                        ======

See accompanying notes to financial statements.




USAA BALANCED STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended May 31,



                                                           1998         1997
                                                         ----------------------

From operations:
   Net investment income                                 $ 1,370       $   806
   Net realized gain on investments                        1,470           405
   Change in net unrealized appreciation/depreciation
      of investments                                       4,029         3,525
                                                         ---------------------
      Increase in net assets resulting from operations     6,869         4,736
                                                         ---------------------
Distributions to shareholders from:
   Net investment income                                  (1,217)         (733)
                                                         ---------------------
   Net realized gains                                       (949)          (58)
                                                         ---------------------
From capital share transactions:
   Proceeds from shares sold                              44,462        14,680
   Shares issued for dividends reinvested                  2,019           596
   Cost of shares redeemed                               (15,739)       (3,878)
                                                         ---------------------
      Increase in net assets from capital share
        transactions                                      30,742        11,398
                                                         ---------------------
Net increase in net assets                                35,445        15,343
Net assets:
   Beginning of period                                    34,601        19,258
                                                         ---------------------
   End of period                                         $70,046       $34,601
                                                         =====================
Undistributed net investment income included in
  net assets:
   Beginning of period                                   $   184       $   111
                                                         =====================
   End of period                                         $   337       $   184
                                                         =====================
Change in shares outstanding:
   Shares sold                                             3,408         1,316
   Shares issued for dividends reinvested                    159            54
   Shares redeemed                                        (1,219)         (350)
                                                         ---------------------
      Increase in shares outstanding                       2,348         1,020
                                                         =====================


See accompanying notes to financial statements.




USAA BALANCED STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 1998 were $38.2 million and $10.3 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1998 was $9.0 million and $1.0 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets through October 1, 1998, and accordingly has waived a portion of its management fees.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 1998 was $2.2 thousand.

(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    Nine-month
                                                                   Period Ended
                                       Year Ended May 31,             May 31,
                                   --------------------------------------------
                                      1998            1997             1996*
                                   --------------------------------------------
Net asset value at
   beginning of period              $ 12.11         $ 10.49          $ 10.00
Net investment income                   .35             .33              .26(b)
Net realized and
   unrealized gain                     1.64            1.65              .37
Distributions from net
   investment income                   (.35)           (.33)            (.14)
Distributions of realized
   capital gains                       (.29)           (.03)            -
                                    ----------------------------------------
Net asset value at
   end of period                    $ 13.46         $ 12.11          $ 10.49
                                    ========================================
Total return (%) **                   16.82           19.26             6.37
Net assets at end of
   period (000)                     $70,046         $34,601          $19,258
Ratio of expenses to
   average net assets (%)              1.25            1.25             1.25(a)
Ratio of expenses
   to average net assets
   excluding reimbursements (%)        1.31            1.39             2.00(a)
Ratio of net investment income
   to average net assets (%)           2.85            3.16             3.31(a)
Portfolio turnover (%)                22.18           28.06            26.53
Average commission rate
   paid per share (+)               $ .0491         $ .0486          $ .0489

  * Fund commenced operations September 1, 1995.
 ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
(+) Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.



Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777